[LOGO] Merrill Lynch Investment Managers

Annual Report
July 31, 2001

Merrill Lynch
Connecticut
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

DEAR SHAREHOLDER

The Municipal Market Environment

In recent months, investors' attention has been largely focused on weak US economic growth, volatile US equity markets, and most importantly, the Federal Reserve Board's responses to these factors. For the six-month period ended July 31, 2001, US economic growth remained weak despite repeated actions by the Federal Reserve Board to bolster US economic activity and consumer confidence. US economic activity, as measured by gross domestic product (GDP), grew 1.3% during the first quarter of 2001, while the second quarter's GDP recently was estimated at 0.7%. The Federal Reserve Board, at each of its meetings this year, lowered short-term interest rates to foster greater economic growth. In the first seven months of 2001, the Federal Reserve Board lowered short-term interest rates from 6.50% to 3.75%. Lower short-term interest rates should boost economic growth by allowing businesses to finance daily operations and company expansions more easily. Lower interest rates also can reduce mortgage rates, making housing more affordable to consumers, lifting both housing and related home furnishing industries.

Despite considerable weekly and monthly volatility, fixed-income bond yields for the six months ended July 31, 2001 were little changed from their late January 2001 levels. Yields initially declined into March before rising in early May and declined again for the remainder of the July period. Citing weakening employment, declines in business investment and profits and continued modest consumer spending, the Federal Reserve Board lowered short-term interest rates on a monthly basis through April 2001. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March, long-term US Treasury bond yields declined approximately 25 basis points (0.25%) to 5.26%.

Initially, equity markets, especially the NASDAQ, rallied strongly expecting the Federal Reserve Board to take whatever action was necessary to restore both economic growth and corporate profitability. During late April and May 2001, many investors reallocated assets out of US Treasury securities back into equities. Corporate treasurers also issued significant amounts of taxable debt to take advantage of historically low interest rates. These higher-yielding issues helped reduce the demand for US Treasury obligations.

Additionally, a strong Producer Price Index released in early May ignited smoldering inflationary fears among many investors. These investors believed that the 250 basis point decline in short-term interest rates by the Federal Reserve Board through May would eventually rekindle a strong US economy with concomitant inflationary pressures. As a result of these factors, US Treasury bond prices declined sharply and yields rose to 5.90% by mid-May 2001.

However, in early June, a report was issued stating that US manufacturing remained weak. Additionally, large numbers of US companies began to release weaker-than-expected earnings reports that pushed equity prices lower. These factors combined to renew investor demand for US Treasury issues and bond prices began to rise. The fixed-income markets continued to improve in late June and throughout July as equities remained under considerable pressure. A sizeable decline in national employment released in early July also served to emphasize the ongoing decline in economic activity despite the Federal Reserve Board's easing of monetary policy in 2001. Weak foreign economies, particularly in Japan and Argentina, also bolstered investor demand for US Treasury obligations. The resultant positive market environment saw US Treasury yields decline to end July 2001 at 5.52%, essentially unchanged from their January 2001 closing yields of 5.50%.

During the six months ended July 31, 2001, the tax-exempt bond market also reacted to both the Federal Reserve Board's monetary policy and equity market volatility. However, its reaction was far more muted both in intensity and degree. The equity market rally in April and early May, combined with the possibility that the Federal Reserve Board was close to the end of its current interest rate reduction cycle, initially pushed municipal bond yields higher. By late May, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose to 5.65%, an increase of approximately 15 basis points from the end of January 2001 levels. However, during June and July 2001, both institutional and retail investor demand for tax-exempt securities significantly increased. For the remainder of the period, the municipal bond market was able to respond positively to this increased demand and long-term tax-exempt bond yields declined to 5.40% by July 31, 2001, a five

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

basis point decline in long-term municipal bond yields from January 2001 levels.

The recent relative outperformance of the tax-exempt bond market has been particularly impressive given the dramatic increase in long-term municipal bond issuance during the six-month period ended July 31, 2001. Historically, low municipal bond yields have continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields began to rise in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, almost $145 billion in long-term tax-exempt bonds was issued, an increase of more than 40% compared to the same 12-month period a year ago. During July 2001, tax-exempt bond issuance was particularly heavy with more than $75 billion in long-term municipal bonds underwritten, an increase of more than 45% compared to the same period a year ago.

Historically, early July has often been a period of weak investor demand for tax-exempt products. Seasonal tax pressures, particularly in April, often result in the liquidation of municipal securities to meet Federal and state tax payments. In recent months, there was no appreciable selling by retail accounts. However, it was recently noted that thus far in 2001, net new cash inflows into municipal bond mutual funds reached $4 billion. The same 12-month period a year ago saw net new cash outflows of more than $13 billion. This suggests that the positive technical structure of the municipal market remains intact. Also, the months of June and July have tended to be periods of strong retail demand in response to the large coupon income payments and proceeds from bond maturities and early redemptions these months generated. Analysts estimated that investors received more than $60 billion in such proceeds in June and July 2001. Given continued weak equity markets, much of these monies were reinvested in tax-exempt products, increasing an already strong demand. Additionally, short-term municipal interest rates moved lower in response to the easier Federal Reserve Board monetary policy. Seasonal tax pressures kept short-term interest rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal interest rates declined to approximately 2.5%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. It is likely that much of this positive environment may continue in the coming months.

Looking forward, the municipal market's direction is uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary conditions to a greater extent than financial markets currently expect. The prospect of two or three additional interest rate easings is likely to push fixed-income bond yields, including municipal bonds, lower. However, should the cumulative 300 basis point decline in short-term interest rates by the Federal Reserve Board so far this year, in addition to the economic stimulus expected to be generated by recent Federal tax reform, combine to restore consumer confidence and economic activity, tax-exempt bond yields are unlikely to decline further. However, given the strong technical position of the municipal bond market, the tax-exempt market is likely to continue to outperform its taxable counterpart in the near future.

Portfolio Strategy

During the six-month period ended July 31, 2001, our investment strategy was to enhance the level of tax-exempt income and moderate price volatility. Therefore, we focused on the acquisition of higher-coupon securities in the 13-year -- 20-year maturity range and the sale of long-duration bonds. Because of the municipal bond market's steep yield curve, these issues represent 88% -- 98% of the yield available on the long end of the yield curve. This maturity segment is also less subject to interest rate sensitivity, as are bonds maturing in 21 years -- 31 years. The Fund also continued to have high profile, credit-quality holdings.

Looking forward, we expect to keep the Fund's present position, since we believe that long-term interest rates currently have seen the majority of their decline, but bond prices may further improve in the coming months. We intend to keep the Fund fully invested to further enhance shareholder income. If either the US economy or equity markets display major weakness, we are prepared to adopt a more aggressive investment stance.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

Fiscal Year in Review

For the 12 months ended July 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.32%, +8.77%, +8.56% and +9.21%, respectively. This compares to the +10.08% return of the Fund's unmanaged benchmark Lehman Brothers Municipal Bond Index for the same period. (Fund results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

For the 12 months ended July 31, 2001, we restructured the Fund's portfolio with the primary focus of seeking to enhance shareholder income and lowering price volatility. To achieve this goal, we concentrated on the acquisition of higher-coupon securities in the 13-year -- 20-year maturity range. We based our strategy on the anticipation that the Federal Reserve Board would raise short-term interest rates further in the second half of 2000, which, in turn, would put upward pressure on long-term interest rates. Our view on short-term interest rates was correct and interest rates on long-term US Treasury securities rose to nearly 6% at the end of September 2000. However, interest rates declined late in the fourth quarter of 2000. Because of this market appreciation, the Fund's duration was reduced below what we considered neutral. As a result, we moved to restore the Fund's duration to its earlier higher level because of reduced new bond issuance and the increased incremental yield.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Connecticut Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

September 4, 2001

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to share holders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

Average Annual Total Return

                                           % Return Without       % Return With
                                             Sales Charge         Sales Charge**
--------------------------------------------------------------------------------
Class A Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/01                          +9.18%                +4.81%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                        +5.71                 +4.85
--------------------------------------------------------------------------------
Inception (7/01/94)
through 6/30/01                                 +6.13                 +5.52
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                              % Return                % Return
                                             Without CDSC            With CDSC**
--------------------------------------------------------------------------------
Class B Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/01                          +8.63%                 +4.63%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                        +5.18                  +5.18
--------------------------------------------------------------------------------
Inception (7/01/94)
through 6/30/01                                 +5.60                  +5.60
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                              % Return                % Return
                                             Without CDSC            With CDSC**
--------------------------------------------------------------------------------
Class C Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/01                          +8.63%                 +7.63%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                        +5.08                  +5.08
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/01                                 +5.80                  +5.80
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

---------------------------------------=========================================
                                          % Return Without        % Return With
                                            Sales Charge          Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/01                          +9.07%                 +4.71%
--------------------------------------------------------------------------------
Five Years Ended 6/30/01                        +5.61                  +4.75
--------------------------------------------------------------------------------
Inception (10/21/94)
   through 6/30/01                              +6.32                  +5.68
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment


ML Connecticut Municipal Bond Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1, 1994 to July 2001:

                               7/01/94**    7/94         7/95         7/96         7/97         7/98
ML Connecticut
Municipal Bond Fund+--
Class A Shares*                $ 9,600      $ 9,857      $10,478      $11,145      $12,205      $12,937
ML Connecticut
Municipal Bond Fund+--
Class B Shares*                $10,000      $10,264      $10,856      $11,488      $12,517      $13,202

                               7/29/94**
Lehman Brothers Municipal
Bond Index++                   $10,000      $10,000      $10,787      $11,499      $12,678      $13,438

                               7/99         7/00         7/01
ML Connecticut
Municipal Bond Fund+--
Class A Shares*                $13,260      $13,520      $14,780
ML Connecticut
Municipal Bond Fund+--
Class B Shares*                $13,465      $13,660      $14,858
Lehman Brothers Municipal
Bond Index++                   $13,825      $14,421      $15,874

ML Connecticut Municipal Bond Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to July 2001:


                               10/21/94**   7/95         7/96         7/97         7/98         7/99
ML Connecticut
Municipal Bond Fund+--
Class C Shares*                $10,000      $10,879      $11,501      $12,518      $13,189      $13,425
ML Connecticut
Municipal Bond Fund+--
Class D Shares*                $ 9,600      $10,474      $11,130      $12,176      $12,894      $13,203

                               10/31/94**
Lehman Brothers Municipal
Bond Index++                   $10,000      $11,107      $11,840      $13,054      $13,836      $14,234

                               7/00         7/01
ML Connecticut
Municipal Bond Fund+--
Class C Shares*                $13,620      $14,786
ML Connecticut
Municipal Bond Fund+--
Class D Shares*                $13,449      $14,688
Lehman Brothers Municipal
Bond Index++                   $14,848      $16,344

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**    Commencement of operations.

+ ML Connecticut Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Connecticut, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.

++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 6/30/94 and in the Class C & Class D Shares' graph is from 10/31/94.

      Past performance is not predictive of future performance.

Recent Performance Results*

                                                                6-Month       12-Month    Since Inception   Standardized
As of July 31, 2001                                           Total Return  Total Return    Total Return    30-Day Yield
========================================================================================================================
ML Connecticut Municipal Bond Fund Class A Shares                 +3.13%        +9.32%        +53.98%           4.01%
------------------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class B Shares                 +2.77         +8.77         +48.58            3.68
------------------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class C Shares                 +2.72         +8.56         +47.85            3.58
------------------------------------------------------------------------------------------------------------------------
ML Connecticut Municipal Bond Fund Class D Shares                 +2.98         +9.21         +52.99            3.92
========================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 7/01/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                         Value
------------------------------------------------------------------------------------------------------------------------------------
Connecticut--90.7%
                           Bridgeport, Connecticut, GO, Refunding (c):
AAA      Aaa      $2,000     Series A, 5.875% due 7/15/2019                                                                 $  2,163
AAA      Aaa       2,000     Series C, 5.375% due 8/15/2019                                                                    2,092
------------------------------------------------------------------------------------------------------------------------------------
                           Colchester, Connecticut, GO, Refunding (c):
NR*      Aaa         395     5.50% due 6/15/2014                                                                                 432
NR*      Aaa         390     5.50% due 6/15/2015                                                                                 423
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,000   Connecticut State Development Authority, Governmental Lease Revenue Bonds,
                           6.60% due 6/15/2014 (b)                                                                             1,104
------------------------------------------------------------------------------------------------------------------------------------
AA       A1        2,000   Connecticut State Development Authority Revenue Bonds (General Fund), Series A,
                           6.375% due 10/15/2024                                                                               2,177
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       1,500   Connecticut State Development Authority, Solid Waste Disposal Facilities Revenue Bonds
                           (Pfizer Inc. Project), AMT, 7% due 7/01/2025                                                        1,690
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,250   Connecticut State Development Authority, Water Facility Revenue Bonds (Bridgeport
                           Hydraulic Company), AMT, 6.15% due 4/01/2035 (d)                                                    1,343
------------------------------------------------------------------------------------------------------------------------------------
AA       NR*       1,500   Connecticut State, GO, DRIVERS, Series 174, 8.286% due 12/15/2009 (e)                               1,820
------------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000   Connecticut State, GO, RIB, Series 373, 8.89% due 6/15/2013 (e)                                     1,202
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aa2       1,250   Connecticut State, GO, Refunding, RIB, Series 513X, 8.28% due 12/15/2014 (e)                        1,509
------------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000   Connecticut State, GO, Series B, 5.50% due 11/01/2018                                               1,059
------------------------------------------------------------------------------------------------------------------------------------
                           Connecticut State, HFA, Revenue Bonds (Housing Mortgage Finance Program):
AA       Aa2         820     AMT, Series A, Sub-Series A-2, 6.20% due 11/15/2022                                                 859
AAA      Aaa       4,110     Series B, 6.75% due 11/15/2023 (b)                                                                4,317
------------------------------------------------------------------------------------------------------------------------------------
                           Connecticut State, HFA, Revenue Refunding Bonds (Housing Mortgage Finance Program):
AA       Aa2       1,000     AMT, Series B, Sub-Series B-2, 5.70% due 5/15/2017                                                1,033
AA       Aa2       2,000     Series A-1, 6% due 11/15/2028                                                                     2,101
AA       Aa2       1,200     Series C-1, 6.30% due 11/15/2017                                                                  1,264
------------------------------------------------------------------------------------------------------------------------------------
                           Connecticut State Health and Educational Facilities Authority Revenue Bonds:
AAA      Aaa       1,000     (Bridgeport Hospital), Series A, 6.625% due 7/01/2018 (b)                                         1,051
AAA      Aaa         980     (Child Care Facilities Program), Series C, 5.50% due 7/01/2019 (d)                                1,024
AAA      Aaa       1,400     (Newington Children's Hospital), Series A, 6.30% due 7/01/2021 (b)                                1,500
AA       NR*       1,500     (Waterbury Hospital Issue), Series C, 5.75% due 7/01/2020                                         1,564
AA       NR*       1,000     (Westover School), Series A, 5.70% due 7/01/2030                                                  1,040
AAA      Aaa       1,000     (Yale--New Haven Hospital Issue), Series G, 6.50% due 7/01/2012 (b)                               1,050
A1+      VMIG1@      100     (Yale University), VRDN, Series T-2, 2.50% due 7/01/2029 (a)                                        100
A1+      VMIG1@      200     (Yale University), VRDN, Series U, 2.45% due 7/01/2033 (a)                                          200
A1+      VMIG1@      700     (Yale University), VRDN, Series U-2, 2.45% due 7/01/2033 (a)                                        700
A1+      VMIG1@    1,900     (Yale University), VRDN, Series V-2, 2.70% due 7/01/2036 (a)                                      1,900
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Connecticut Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HFA      Housing Finance Agency
RIB      Residual Interest Bonds
S/F      Single-Family
VRDN     Variable Rate Demand Notes

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P      Moody's   Face
Ratings  Ratings  Amount                                       Issue                                                         Value
------------------------------------------------------------------------------------------------------------------------------------
Connecticut (concluded)
                           Connecticut State Health and Educational Facilities Authority, Revenue Refunding Bonds:
AA       NR*      $2,000     (Eastern Connecticut Health Network), Series A, 6.50% due 7/01/2030                            $  2,208
AA       NR*         640     (Sacred Heart University), 6.625% due 7/01/2026                                                     699
AAA      Aaa       1,000     (Yale--New Haven Hospital Issue), Series H, 5.70% due 7/01/2025 (b)                               1,042
AAA      Aaa       1,500     (Yale University), RIB, 8.887% due 6/10/2030 (e)                                                  1,596
------------------------------------------------------------------------------------------------------------------------------------
                           Connecticut State Higher Education, Supplemental Loan Authority Revenue Bonds
                           (Family Education Loan Program), AMT, Series A:
NR*      A1          555     6.40% due 11/15/2014                                                                                583
NR*      Aaa       1,400     5.50% due 11/15/2020                                                                              1,435
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,000   Connecticut State Regional Learning Educational Service Center Revenue Bonds
                           (Office/Education Center Facility), 7.75% due 2/01/2015                                             1,058
------------------------------------------------------------------------------------------------------------------------------------
AAA      NR*       1,500   Connecticut State Special Tax Obligation Revenue Refunding
                           Bonds, DRIVERS, Series 168, 9.285% due 10/01/2009 (b)(e)                                            1,914
------------------------------------------------------------------------------------------------------------------------------------
NR*      Aaa       1,015   East Lyme, Connecticut, GO, Refunding, 5% due 7/15/2016 (c)                                         1,043
------------------------------------------------------------------------------------------------------------------------------------
NR*      NR*       1,520   Eastern Connecticut State Regional Educational Service Center Revenue Bonds,
                           6.50% due 5/15/2009                                                                                 1,560
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         625   Ridgefield, Connecticut, GO, Lot A, 5.50% due 7/01/2020                                               662
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         930   Southington, Connecticut, GO, 5% due 5/15/2019 (c)                                                    943
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa       2,000   University of Connecticut, GO, Series A, 5.625% due 3/01/2020 (c)                                   2,146
------------------------------------------------------------------------------------------------------------------------------------
AA       Baa3        860   Waterbury, Connecticut, GO, 6% due 2/01/2017                                                          913
------------------------------------------------------------------------------------------------------------------------------------
Guam--1.8%
AAA      NR*       1,000   Guam Housing Corporation, S/F Mortgage Revenue Bonds, AMT, Series A,
                           5.75% due 9/01/2031 (f)                                                                             1,052
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--6.5%
AAA      Aaa       2,000   Puerto Rico Commonwealth Highway and Transportation Authority, Transportation Revenue
                           Bonds, Series B, 5.875% due 7/01/2021 (b)                                                           2,200
------------------------------------------------------------------------------------------------------------------------------------
AAA      Aaa         500   Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust Receipts, Class R,
                           Series 16 HH, 8.632% due 7/01/2013 (e)(g)                                                             600
------------------------------------------------------------------------------------------------------------------------------------
AA       Aa2       1,000   Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities
                           Revenue Bonds (Hospital de la Concepcion), Series A, 6.375% due 11/15/2015                          1,134
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$56,448)--99.0%                                                                                      59,505

Other Assets Less Liabilities--1.0%                                                                                              583
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $60,088
                                                                                                                             =======
------------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   AMBAC Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2001.
(f)   FHLMC Collateralized.
(g)   FSA Insured.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2001

Assets:              Investments, at value (identified cost -- $56,448,268).........................                   $ 59,504,868
                     Cash...........................................................................                        117,023
                     Receivables:
                       Interest.....................................................................     $   609,343
                       Beneficial interest sold.....................................................          68,151        677,494
                                                                                                         -----------
                     Prepaid expenses and other assets..............................................                         14,438
                                                                                                                       ------------
                     Total assets...................................................................                     60,313,823
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Beneficial interest redeemed.................................................          84,282
                       Dividends to shareholders....................................................          54,464
                       Investment adviser...........................................................          21,790
                       Distributor..................................................................          19,950        180,486
                                                                                                         -----------
                     Accrued expenses and other liabilities.........................................                         45,537
                                                                                                                       ------------
                     Total liabilities..............................................................                        226,023
                                                                                                                       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets.....................................................................                   $ 60,087,800
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized..............................................................                    $    65,352
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized..............................................................                        391,729
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized..............................................................                         53,454
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized..............................................................                         54,308
                     Paid-in capital in excess of par...............................................                     57,662,187
                     Accumulated realized capital losses on investments -- net......................                       (846,081)
                     Accumulated distributions in excess of realized capital gains
                     on investments -- net..........................................................                       (349,749)
                     Unrealized appreciation on investments -- net..................................                      3,056,600
                                                                                                                       ------------
                     Net assets......................................................                                  $ 60,087,800
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A -- Based on net assets of $6,950,749 and 653,517 shares
                     of beneficial interest outstanding..............................                                  $      10.64
                                                                                                                       ============
                     Class B -- Based on net assets of $41,669,408 and 3,917,293 shares
                     of beneficial interest outstanding..............................                                  $      10.64
                                                                                                                       ============
                     Class C -- Based on net assets of $5,689,760 and 534,537 shares
                     of beneficial interest outstanding..............................                                  $      10.64
                                                                                                                       ============
                     Class D -- Based on net assets of $5,777,883 and 543,082 shares
                     of beneficial interest outstanding..............................                                  $      10.64
                                                                                                                       ============
-----------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

Statement of Operations

                                                                                                                  For the Year Ended
                                                                                                                       July 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:   Interest and amortization of premium and discount earned.........                                  $  3,161,228
------------------------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees.........................................               $   306,589
                     Account maintenance and distribution fees -- Class B.............                   187,068
                     Professional fees................................................                    73,635
                     Accounting services..............................................                    61,315
                     Printing and shareholder reports.................................                    50,144
                     Account maintenance and distribution fees -- Class C.............                    34,048
                     Transfer agent fees -- Class B...................................                    14,371
                     Trustees' fees and expenses......................................                     8,631
                     Pricing fees.....................................................                     6,736
                     Account maintenance fees -- Class D..............................                     5,681
                     Registration fees................................................                     4,825
                     Custodian fees...................................................                     3,445
                     Transfer agent fees -- Class A...................................                     2,291
                     Transfer agent fees -- Class C...................................                     2,084
                     Transfer agent fees -- Class D...................................                     1,866
                     Other............................................................                     6,783
                                                                                                     -----------
                     Total expenses before reimbursement..............................                   769,512
                     Reimbursement of expenses........................................                   (55,743)
                                                                                                     -----------
                     Total expenses after reimbursement...............................                                       713,769
                                                                                                                        ------------
                     Investment income -- net ........................................                                     2,447,459
                                                                                                                        ------------
------------------------------------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments -- net .............................                                       516,059
Unrealized Gain on   Change in unrealized appreciation on investments -- net..........                                     1,735,752
Investments -- Net:                                                                                                    -------------
                     Net Increase in Net Assets Resulting from Operations.............                                 $   4,699,270
                                                                                                                       =============
------------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                                 July 31,
                                                                                                    -------------------------------

Increase (Decrease) in Net Assets:                                                                      2001                2000
-----------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income -- net ........................................              $  2,447,459       $  2,531,760
                     Realized gain (loss) on investments -- net ......................                   516,059         (1,503,396)
                     Change in unrealized appreciation on investments -- net..........                 1,735,752           (503,493)
                                                                                                    ------------       ------------
                     Net increase in net assets resulting from operations.............                 4,699,270            524,871
                                                                                                    ------------       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income -- net:
Distributions to       Class A.......................................................                   (335,111)          (352,599)
Shareholders:          Class B.......................................................                 (1,606,771)        (1,663,422)
                       Class C.......................................................                   (238,247)          (231,023)
                       Class D.......................................................                   (267,330)          (284,716)
                     In excess of realized gain on investments -- net:
                       Class A.......................................................                         --             (2,382)
                       Class B.......................................................                         --            (12,672)
                       Class C.......................................................                         --             (1,685)
                       Class D.......................................................                         --             (1,865)
                                                                                                    ------------       ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                                  (2,447,459)        (2,550,364)
                                                                                                    ------------       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net increase (decrease) in net assets derived from beneficial
Transactions:        interest transactions ..........................................                  5,133,648        (10,139,562)
                                                                                                    ------------       ------------
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets.........................                  7,385,459        (12,165,055)
                     Beginning of year...............................................                 52,702,341         64,867,396
                                                                                                    ------------       ------------
                     End of year.....................................................               $ 60,087,800       $ 52,702,341
                                                                                                    ============       ============
-----------------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

Financial Highlights

                                                                                       Class A
The following per share data and ratios have been derived       -------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended July 31,
                                                                -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2001        2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
Per Share              Net asset value, beginning of year ...   $ 10.21     $ 10.53     $ 10.79     $ 10.68     $ 10.29
Operating                                                       -------     -------     -------     -------     -------
Performance:           Investment income -- net .............       .50         .50         .48         .52         .56

                       Realized and unrealized gain (loss) on
                       investments -- net ...................       .43        (.32)       (.21)        .11         .39
                                                                -------     -------     -------     -------     -------
                       Total from investment operations .....       .93         .18         .27         .63         .95
                                                                -------     -------     -------     -------     -------
                       Less dividends and distributions:
                         Investment income -- net ...........      (.50)       (.50)       (.48)       (.52)       (.56)
                         In excess of realized gain on
                         investments -- net .................        --         --+        (.05)         --          --
                                                                -------     -------     -------     -------     -------
                       Total dividends and distributions ....      (.50)       (.50)       (.53)       (.52)       (.56)
                                                                -------     -------     -------     -------     -------
                       Net asset value, end of year .........   $ 10.64     $ 10.21     $ 10.53     $ 10.79     $ 10.68
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment       Based on net asset value per share ...     9.32%       1.96%       2.50%       6.00%       9.51%
Return:*                                                        =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average      Expenses, net of reimbursement .......      .87%        .77%        .84%        .77%        .52%
Net Assets:                                                     =======     =======     =======     =======     =======
                       Expenses .............................      .97%        .87%        .94%        .89%        .92%
                                                                =======     =======     =======     =======     =======
                       Investment income -- net .............     4.80%       4.98%       4.43%       4.79%       5.38%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental           Net assets, end of year (in thousands)   $ 6,951     $ 6,905     $ 9,013     $ 8,855     $ 8,380
Data:                                                           =======     =======     =======     =======     =======
                       Portfolio turnover ...................    57.42%      85.68%      47.62%      53.99%      32.46%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------

                 *     Total investment returns exclude the effects of sales
                       charges.
                 +     Amount is less than $.01 per share.

                       See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

Financial Highlights (continued)

                                                                                       Class B
The following per share data and ratios have been derived       -------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended July 31,
                                                                -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2001        2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
Per Share              Net asset value, beginning of year ...   $ 10.21     $ 10.53     $ 10.79     $ 10.68     $ 10.29
Operating                                                       -------     -------     -------     -------     -------
Performance:           Investment income -- net .............       .45         .45         .43         .46         .51
                       Realized and unrealized gain (loss) on
                       investments -- net ...................       .43        (.32)       (.21)        .11         .39
                                                                -------     -------     -------     -------     -------
                       Total from investment operations .....       .88         .13         .22         .57         .90
                                                                -------     -------     -------     -------     -------
                       Less dividends and distributions:
                         Investment income -- net ...........      (.45)       (.45)       (.43)       (.46)       (.51)
                         In excess of realized gain on
                         investments -- net .................        --         --+        (.05)         --          --
                                                                -------     -------     -------     -------     -------
                       Total dividends and distributions ....      (.45)       (.45)       (.48)       (.46)       (.51)
                                                                -------     -------     -------     -------     -------
                       Net asset value, end of year .........   $ 10.64     $ 10.21     $ 10.53     $ 10.79     $ 10.68
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment       Based on net asset value per share ...     8.77%       1.45%       1.99%       5.47%       8.96%
Return:*                                                        =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average      Expenses, net of reimbursement .......     1.38%       1.27%       1.35%       1.27%       1.02%
Net Assets:                                                     =======     =======     =======     =======     =======
                       Expenses .............................     1.48%       1.37%       1.45%       1.40%       1.43%
                                                                =======     =======     =======     =======     =======
                       Investment income -- net .............     4.29%       4.48%       3.93%       4.28%       4.87%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental           Net assets, end of year (in thousands)   $41,669     $34,989     $41,835     $41,964     $35,563
Data:                                                           =======     =======     =======     =======     =======
                       Portfolio turnover ...................    57.42%      85.68%      47.62%      53.99%      32.46%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------

                 *     Total investment returns exclude the effects of sales
                       charges.
                 +     Amount is less than $.01 per share.

                       See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

Financial Highlights (continued)

                                                                                       Class C
The following per share data and ratios have been derived       -------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended July 31,
                                                                -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2001        2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
Per Share              Net asset value, beginning of year ...   $ 10.22     $ 10.53     $ 10.80     $ 10.69     $ 10.30
Operating                                                       -------     -------     -------     -------     -------
Performance:           Investment income -- net .............       .44         .44         .41         .45         .50

                       Realized and unrealized gain (loss) on
                       investments -- net                           .42        (.31)       (.22)        .11         .39
                                                                -------     -------     -------     -------     -------
                       Total from investment operations .....       .86         .13         .19         .56         .89
                                                                -------     -------     -------     -------     -------
                       Less dividends and distributions:
                         Investment income -- net ...........      (.44)       (.44)       (.41)       (.45)       (.50)
                         In excess of realized gain on
                          investments -- net ................        --         --+        (.05)         --          --
                                                                -------     -------     -------     -------     -------
                       Total dividends and distributions ....      (.44)       (.44)       (.46)       (.45)       (.50)
                                                                -------     -------     -------     -------     -------
                       Net asset value, end of year .........   $ 10.64     $ 10.22     $ 10.53     $ 10.80     $ 10.69
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment       Based on net asset value per share ...     8.56%       1.45%       1.79%       5.36%       8.84%
Return:*                                                        =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average      Expenses, net of reimbursement .......     1.47%       1.37%       1.45%       1.37%       1.12%
Net Assets:                                                     =======     =======     =======     =======     =======
                       Expenses .............................     1.57%       1.47%       1.55%       1.50%       1.53%
                                                                =======     =======     =======     =======     =======
                       Investment income -- net .............     4.20%       4.38%       3.82%       4.17%       4.77%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental           Net assets, end of year (in thousands)   $ 5,690     $ 5,085     $ 6,837     $ 4,399     $ 2,016
Data:                                                           =======     =======     =======     =======     =======
                       Portfolio turnover ...................    57.42%      85.68%      47.62%      53.99%      32.46%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------

                 *     Total investment returns exclude the effects of sales
                       charges.
                 +     Amount is less than $.01 per share.

                       See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                       Class D
The following per share data and ratios have been derived       -------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended July 31,
                                                                -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2001        2000       1999        1998        1997
-----------------------------------------------------------------------------------------------------------------------
Per Share              Net asset value, beginning of year ...   $ 10.21     $ 10.53     $ 10.79     $ 10.68     $ 10.29
Operating                                                       -------     -------     -------     -------     -------
Performance:           Investment income -- net .............       .49         .49         .47         .51         .55

                       Realized and unrealized gain (loss) on
                         investments -- net .................       .43        (.32)       (.21)        .11         .39
                                                                -------     -------     -------     -------     -------
                       Total from investment operations .....       .92         .17         .26         .62         .94
                                                                -------     -------     -------     -------     -------
                       Less dividends and distributions:
                         Investment income -- net ...........      (.49)       (.49)       (.47)       (.51)       (.55)
                         In excess of realized gain on
                         investments -- net .................        --         --+        (.05)         --          --
                                                                -------     -------     -------     -------     -------
                       Total dividends and distributions ....      (.49)       (.49)       (.52)       (.51)       (.55)
                                                                -------     -------     -------     -------     -------
                       Net asset value, end of year .........   $ 10.64     $ 10.21     $ 10.53     $ 10.79     $ 10.68
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment       Based on net asset value per share ...     9.21%       1.86%       2.40%       5.90%       9.40%
Return:*                                                        =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average      Expenses, net of reimbursement .......      .97%        .87%        .95%        .87%        .62%
Net Assets:                                                     =======     =======     =======     =======     =======
                       Expenses .............................     1.07%        .97%       1.05%        .99%       1.03%
                                                                =======     =======     =======     =======     =======
                       Investment income -- net .............     4.71%       4.88%       4.32%       4.67%       5.27%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental           Net assets, end of year (in thousands)   $ 5,778     $ 5,723     $ 7,182     $ 4,634     $ 3,440
Data:                                                           =======     =======     =======     =======     =======
                       Portfolio turnover ...................    57.42%      85.68%      47.62%      53.99%      32.46%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------

                 *     Total investment returns exclude the effects of sales
                       charges.
                 +     Amount is less than $.01 per share.

                       See Notes to Financial Statements.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Connecticut Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective August 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $1,603 increase to the cost of securities and a corresponding $1,603 decrease to net unrealized appreciation, based on debt securities held as of July 31, 2001.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(f) Expenses -- Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2001, FAM earned fees of $306,589, of which $55,743 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
   Class B ...........................               .25%               .25%
   Class C ...........................               .25%               .35%
   Class D ...........................               .10%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD               MLPF&S
--------------------------------------------------------------------------------
   Class A....................                        $   12             $   112
   Class D....................                        $1,137             $11,721
--------------------------------------------------------------------------------

For the year ended July 31, 2001, MLPF&S received contingent deferred sales charges of $20,679 and $2,045 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended July 31, 2001, the Fund reimbursed FAM an aggregate of $22,891 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2001 were $33,308,103 and $30,472,888, respectively.

Net realized gains for the year ended July 31, 2001 and net unrealized gains as of July 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                    Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ..................           $516,059           $3,056,600
                                                   --------           ----------
Total ..................................           $516,059           $3,056,600
                                                   ========           ==========
--------------------------------------------------------------------------------

As of July 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $3,056,600, all of which related to appreciated securities. The aggregate cost of investments at July 31, 2001 for Federal income tax purposes was $56,448,268.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $5,133,648 and $(10,139,562) for the years ended July 31, 2001 and July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................          79,988         $   841,373
Shares issued to shareholders
in reinvestment of dividends ..............          17,087             178,697
                                                   --------         -----------
Total issued ..............................          97,075           1,020,070
Shares redeemed ...........................        (119,790)         (1,253,694)
                                                   --------         -----------
Net decrease ..............................         (22,715)        $  (233,624)
                                                   ========         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         357,483         $ 3,550,217
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................          17,160             172,742
                                                   --------         -----------
Total issued ..............................         374,643           3,722,959
Shares redeemed ...........................        (554,681)         (5,569,792)
                                                   --------         -----------
Net decrease ..............................        (180,038)        $(1,846,833)
                                                   ========         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         906,482         $  9,497,430
Shares issued to shareholders
in reinvestment of dividends .............          62,130              649,933
                                                  --------         ------------
Total issued .............................         968,612           10,147,363
Automatic conversion
of shares ................................         (20,147)            (210,874)
Shares redeemed ..........................        (457,429)          (4,773,831)
                                                  --------         ------------
Net increase .............................         491,036         $  5,162,658
                                                  =========        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ............................           482,146         $  4,862,485
Shares issued to shareholders
in reinvestment of dividends
and distributions ......................            69,552              700,564
                                                ----------         ------------
Total issued ...........................           551,698            5,563,049
Automatic conversion
of shares ..............................            (3,927)             (39,270)
Shares redeemed ........................        (1,096,134)         (11,034,355)
                                                ----------         ------------
Net decrease ...........................          (548,363)        $ (5,510,576)
                                                ==========         ============
-------------------------------------------------------------------------------

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................         111,352         $ 1,162,959
Shares issued to shareholders
in reinvestment of dividends ..............          16,381             171,515
                                                    -------         -----------
Total issued ..............................         127,733           1,334,474
Shares redeemed ...........................         (90,819)           (950,510)
                                                    -------         -----------
Net increase ..............................          36,914         $   383,964
                                                    =======         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................          64,189         $   655,144
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................          16,553             166,836
                                                   --------         -----------
Total issued ..............................          80,742             821,980
Shares redeemed ...........................        (232,226)         (2,376,794)
                                                   --------         -----------
Net decrease ..............................        (151,484)        $(1,554,814)
                                                   ========         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2001                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................          50,783         $   533,553
Automatic conversion
of shares .................................          20,144             210,874
Shares issued to shareholders
in reinvestment of dividends ..............          13,444             140,686
                                                   --------         -----------
Total issued ..............................          84,371             885,113
Shares redeemed ...........................        (101,574)         (1,064,463)
                                                   --------         -----------
Net decrease ..............................         (17,203)        $  (179,350)
                                                   ========         ===========
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2000                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ...............................          77,052         $   776,250
Automatic conversion
of shares .................................           3,927              39,270
Shares issued to shareholders
in reinvestment of dividends
and distributions .........................          14,641             147,528
                                                   --------         -----------
Total issued ..............................          95,620             963,048
Shares redeemed ...........................        (217,531)         (2,190,387)
                                                   --------         -----------
Net decrease ..............................        (121,911)        $(1,227,339)
                                                   ========         ===========
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended July 31, 2001.

6. Capital Loss Carryforward:

At July 31, 2001, the Fund had a net capital loss carryforward of approximately $1,060,000, of which $723,000 expires in 2008 and $337,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Connecticut Municipal Bond Fund                      July 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Connecticut Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial high lights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Connecticut Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
September 10, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Connecticut Municipal Bond Fund during its taxable year ended July 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

[LOGO] Merrill Lynch Investment Managers
                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Connecticut
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

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